SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported)
                                 October 29, 1998

                    INDUSTRIAL SERVICES OF AMERICA, INC.
           (Exact name of registrant as specified in its charter)

                                   FLORIDA
               (State of other jurisdiction of incorporation)

         0-20979                                      59-0712746
(Commission File Number)                   (IRS Employer Identification No.)

     7100 Grade Lane
     PO Box 32428
     Louisville, KY                                  40232
(Address of principal executive offices)           (Zip Code)

                              (502) 368-1661
                (Registrant's telephone number, including area code)

OTHER EVENTS.

   ITEM 5. On October 21, 1998, R. Michael Devereaux resigned from the Board of Directors and from his positions on the Compensation and Audit Committees of the Board of Directors of the Registrant. By letter to the Registrant, Mr. Devereaux stated his resignation was for personal and health reasons.

SIGNATURES


Purusant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                       						INDUSTRIAL SERVICES OF AMERICA, INC.
                     								(Registrant)


Date:  October 29, 1998		   	/s/ Sean Garber
                    				   		-------------------------------------
                       						Sean Garber
                    	   					President